SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)



          Delaware                  0-23827                     02-0513618
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation            File Number)               Identification No.)


         Rt. 101A, 730 Milford Road                       03054
              Merrimack, NH
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 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (603) 683-2000


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 12.   Disclosure of Results of Operations and Financial Condition.

     On July 22, 2004, PC Connection, Inc. announced its financial results for the three and six-month periods ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 22, 2004                    PC CONNECTION, INC.

                                       By: /s/ Mark A. Gavin
                                           -----------------------------------
                                           Mark A. Gavin
                                           Senior Vice President of Finance and
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                      Description
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99.1                             Press release dated July 22, 2004